UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2021

Canterbury Park Holding Corporation

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

001-37858	47-5349765
(Commission File Number)	(IRS Employer Identification No.)

1100 Canterbury Road, Shakopee, Minnesota	55379
(Address of Principal Executive Offices)	(Zip Code)

(952) 445-7223

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.01 per share	CPHC	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Effective February 28, 2021, (i) Canterbury Park Entertainment, LLC, (the “Borrower”), a Minnesota limited liability company and subsidiary of Canterbury Park Holding Corporation, a Minnesota corporation (the “Company”); (ii) the Company as Guarantor; (iii) Canterbury Park Concessions, Inc. a Minnesota corporation and subsidiary of the Company; and (iv) and Bremer Bank, National Association (“Bremer Bank”) entered into the Sixth Amendment Agreement (“Sixth Amendment”) to the General Credit and Security Agreement dated as of November 14, 2016, as amended (“Credit Agreement”).

The Sixth Amendment extended the maturity date for the line of credit facility established under the Credit Agreement to January 31, 2024 and increased the maximum borrowing under the line of credit to $10.0 million. Through the Sixth Amendment, the Borrower also agreed to to increase the covenant requiring minimum Tangible Net Worth to $42 million and provided Bremer Bank with additional collateral on the line of credit in the form of a Mortgage, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents in favor of Bremer Bank dated February 28, 2021 (the "Mortgage"). Except as expressly amended in the Sixth Amendment, the Credit Agreement and the documents associated therewith, remain in full force and effect in accordance with their original terms.

The foregoing descriptions of the material terms of the Sixth Amendment and the Mortgage is not complete and is qualified in their respective entirety by reference to the full text of the Sixth Amendment and the Mortgage, copies of which are incorporated by reference as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d.) Exhibits

10.1

Sixth Amendment Agreement dated of February 28, 2021 to General Credit and Security Agreement by and among Canterbury Park Entertainment LLC, Canterbury Park Holding Corporation, Canterbury Park Concessions, Inc., and Bremer Bank, National Association

10.2

Mortgage, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents dated February 28, 2021 by and among Canterbury Park Entertainment LLC and Bremer Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Dated: March 4, 2021	By:	/s/ Randall D. Sampson
Randall D. Sampson
President and Chief Executive Officer